UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2007

MGP Ingredients, Inc.

(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Commercial Street

Box 130

Atchison, Kansas 66002

 (Address of principal executive offices) (Zip Code)

(913) 367-1480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 8, 2007, MGP Ingredients, Inc. (the “Company”) issued a press release, incorporated into this Item 2.02 by reference, relating to financial results for the first quarter of fiscal year 2008, which ended September 30, 2007.  The press release, dated November 8, 2007, is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” Item 7.01, “Regulation FD Disclosure” and Item 9.01, “Financial Statements and Exhibits.”

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a press release relating to the Company’s financial results for the first quarter of fiscal year 2008, which ended September 30, 2007.

An investors conference call will take place at 10:00 a.m. central standard time on Thursday, November 8, 2007. The Company’s senior management will discuss the Company’s first quarter results and certain forward looking information during the conference call. Interested persons may listen to the conference call via telephone by dialing  888-603-6873 domestically or 973-582-2706 internationally by 9:50 a.m. central time, or access it on the Internet at www.mgpingredients.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated November 8, 2007, furnished solely for the purpose of incorporation by reference into Items 2.02, 7.01 and 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: November 8, 2007	By:	/s/ Laidacker M. Seaberg
Laidacker M. Seaberg
Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release dated November 8, 2007, furnished solely for the purpose of incorporation by reference into Items 2.02, 7.01 and 9.01.